Exhibit 10.6

Limited Exclusive License

Made this 7th day of July, 2005 between Neuralstem, Inc. (NS) and High Med Technologies, Inc. (HM).

Whereas NS is the owner of certain neural stem cell technology, described more fully on exhibit A attached hereto and incorporated by reference herein, and;

Whereas NS desires to contract with HM for services relating to sales, distribution and marketing of its cells for limited purposes, and;

Whereas HM desires to provide these services under the terms and conditions of this agreement, now therefore;

For good and valuable consideration exchanged between the parties, the Parties agree as follows:

Term: The term of the agreement shall be for 5 years. The term of the agreement shall be extended automatically to the life of the patent(s) shown in Exhibit A when the Annual Revenue Target for Year 5 set forth in Exhibit B has been met.

Scope: HM shall, during the term of the agreement, have the exclusive right (outside of Neuralstem itself) to create, manufacture, develop, sublicense, or offer for sale the Neuralstem Technology, described more specifically on exhibit A, or products created using Neuralstem Technology, solely for the purpose(s) of research, and further limited to in vitro research that do not involve injection of the cells or cell-derived materials into live animals or human beings. It is the express intent of the parties that HM may NOT knowingly create, manufacture, develop, sublicense or offer for sale the Neuralstem Technology or products created using Neuralstem Technology for research or research purposes where the cells and cell-derived materials will be used in whole or in part as a therapeutics to treat a disease. HM shall promptly report to Neuralstem any knowledge of a breach of this license limitation by a HM customer.

Limited Exclusivity: During the term of the agreement Neuralstem shall not enter into an agreement with any other entity which would allow the other entity to offer the technology described in exhibit A, for the purposes covered by the scope of this agreement, The parties acknowledge and agree that nothing in this agreement is meant to keep Neuralstem itself, from making any kind of deal with any individual outside. party for any use of any Neuralstem Technology. Neuralstem acknowledges that it has no current plans to establish a similar business "in house", nor to compete with MI in this area during the term of the agreement.

Compensation: During the term of the agreement HM shall pay to Neuralstem the following:

80% of any revenue obtained by HM from a license or other supply deal where HM does not have to manufacture and supply the product to the customer, where revenue means the net proceeds received by HM from the sale of a license or a product minus applicable sales tax, returns, discounts, third party sales commissions, stacking royalties, and third party OEM supplies;

20% of any revenue obtained by HM from a license or other supply deal where HM does have to manufacture and supply the product to the customer, where revenue means the net proceeds received by HM from the sale of a license or a product minus applicable sales tax, returns, discounts, third party sales commissions, stacking royalties, and third party OEM supplies;

In cases where Neuralstem licenses or sells Neuralstem Technology within the scope of this agreement to a buyer who is or has been a customer of HM, Neuralstem shall pay to HM 20% of any revenue obtained from the buyer.

Neuralstem makes no representations or warranties with respect to the product, or intellectual property related to the product and or its use. HM senior management is fully aware of and informed on any and all intellectual property issues surrounding the technology and assumes any risk related thereto, HM shall bear it's own legal costs with respect to any patent related litigation or other proceedings brought against HM.

Revenue Targets: The parties agree that in order for HM to maintain its limited exclusive license, it shall meet or exceed the revenue targets contained on Exhibit B hereto ("Annual Revenue Targets") and incorporated by reference herein.

In the event that HM does not meet Annual Revenue Target, Neuralstem shall have 15 days in which to notify HM that the exclusivity of its license is revoked. Then and in that event, HM shall continue to have a non exclusive license to provide the same services and products, for the same scope of work, as contained in this license, for the remainder of the term.

In the event that Neuralstem does NOT so notify HM, the exclusivity shall continue and the next annual target year shall be assessed independently, not cumulatively.

Sale of HM: In the event of a sale or other disposition of all or substantially all of the assets of HM, or an event in which control of more than 50% of HM's voting stock changes hands, Neuralstem shall have the option of converting the license to a non exclusive license, or of taking a percentage of the sales proceeds as outlined on Exhibit C hereto and incorporated by reference herein,

/s/ I. Richard Garr

Neuralstem Representative

I. Richard Garr President & CEO

Name and Title

July 8, 2005

Date

/s/ Karl K. Johe

High Med Technologies Representative

Karl K, Johe President  & CEO

Name and Title

July 7, 2005

Date

Exhibit A

Neuralstem Technology: The following patents, patent filings, and future improvements thereof:

File             Appln.                  Inventor               Status

No.             No.

003          08/719,450                  Johe                   U.S. Patent 5,753,506

ISOLATION, PROPAGATION, AND DIRECTED DIFFERENTIATION OF STEM CELLS FROM EMBRYONIC AND ADULT CENTRAL NERVOUS SYSTEM OF MAMMALS

005          PCT/US97/07669      Johe              WO 97/44442

ISOLATION, PROPAGATION, AND DIRECTED DIFFERENTIATION OF STEM CELLS FROM EMBRYONIC AND ADULT CENTRAL NERVOUS SYSTEM OF MAMMALS

011          EP 97923569.4           Johe                   pending in Europe

ISOLATION, PROPAGATION, AND DIRECTED DIFFERENTIATION OF STEM CELLS FROM EMBRYONIC AND ADULT CENTRAL NERVOUS SYSTEM OF MAMMALS

012         CA 2,257,068             Johe                   pending in Canada

ISOLATION, PROPAGATION, AND DIRECTED DIFFERENTIATION OF STEM CELLS FROM EMBRYONIC AND ADULT CENTRAL NERVOUS SYSTEM OF MAMMALS

028         90/006,459                  Johe                   reexamination denied

ISOLATION, PROPAGATION, AND DIRECTED DIFFERENTIATION OF STEM CELLS FROM EMBRYONIC AND ADULT CENTRAL NERVOUS SYSTEM OF MAMMALS

I.A.2.

004        08/919,580                    Johe                     U.S. Patent 6,040,180

(Continuation-in-part of U.S. Patent 5,753,506)

IN VITRO GENERATION OF DIFFERENTIATED NEURONS FROM CULTURES OF MAMMALIAN MULTIPOTENTIAL CNS STEM CELLS

007       PCT/US98/09236         Johe                      WO 98/50525

EMBRYONIC AND ADULT CNS STEM CELLS

013       EP 98920291.6             Johe                      pending in Europe

EMBRYONIC AND ADULT CNS STEM CELLS

014       CA 2,259,484              Johe                      pending in Canada

EMBRYONIC AND ADULT CMS STEM CELLS

1. B .1.

016       09/398,897                Yang et al.               pending in U.S.

(Continuation-in-pat of U.S. Patent Application 09/053,414, now abandoned, which is a continuation-in-part of U.S. Patent 5,753,506)

STABLE NEURAL STEM CELL LINES

017       PCT/US99/22007    Yang et al.              WO 00/17323

STABLE NEURAL STEM CELL LINES

019        61586/99                 Yang et al               Austra. Patent 755849

STABLE NEURAL STEM CELL LINES

020        CA 2,343,571          Yang et al,             pending in Canada

STABLE NEURAL STEM CELL LINES

021        EP 99948396.9        Yang et al,             pending in Europe

STABLE NEURAL STEM CELL LINES

022        JP 2000-574224      Yang et al.            pending in Japan

STABLE NEURAL STEM CELL LINES

1.B.2.

024        10/047,352             Yang et al.             pending in U.S,

(Continuation-in-pat of U.S., Patent Application 09/053,414, now abandoned, which is a continuation-in-part of U.S. Patent 5,753,506)

STABLE NEURAL STEM CELL LINES

Exhibit B

Annual Revenue Target

Year 1 (ending in Dec, 31, 2006):                          100 units

Year 2 (ending in Dec. 31, 2007):                          200 units

Year 3 (ending in Dec. 31, 2008):                          300 units

Year 4 (ending in Dec. 31, 2009):                          400 units

Year 5 (ending in Dec. 31, 2010):                          800 units

Exhibit C

Schedule of Payment upon Sale of HM:

90% of the proceeds received from the sale of HM business assets and rights within the Scope of this Agreement, if the sale occurs within the first 12 months of the signing of this agreement;

50% of the proceeds received from the sale of HM business assets and rights within the Scope of this Agreement, if the sale occurs between 13th and 36th month of the signing of this Agreement;

10% of the proceeds received from the sale of HM business assets and rights related to the Scope of this Agreement, if the sale occurs after 36 months of the signing of this Agreement;